Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE DIVERSIFIED CAPITAL BUILDER FUND

Class A, Class B, Class C and Institutional Class

Supplement dated July 27, 2010, to the Prospectuses dated July 12, 2010

This supplement contains important information about the Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”).

                The section entitled “Distributions” in the Fund’s prospectuses is replaced with the following:

The Fund generally makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

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